UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 16, 2015

Dendreon Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35546	22-3203193
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 2nd Avenue, Seattle, Washington	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 256-4545

Not applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01, Other Events – Settlement of Certain Litigation

On November 6, 2014 Dendreon Corporation (the “Company”) entered into a stipulation to settle certain stockholder class action and derivative litigation, subject to court approval. On January 16, 2015, the Delaware Court of Chancery entered an order (i) scheduling a hearing on the proposed settlement for March 30, 2015 at 2:00 p.m. in Wilmington, Delaware, as set forth in the Notice of Pendency of Settlement of Action filed as Exhibit 99.1 hereto, and (ii) directing that this Form 8-K be filed. A copy of the Stipulation of Settlement, and its exhibits, is available on the Company’s website at http://files.shareholder.com/downloads/DNDN/3283801063x0x804398/1AC8F43F-0DD4-4ED7-8964-10173437457E/0545_001.pdf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENDREON CORPORATION

By:	/s/ Robert L. Crotty
Name:	Robert L. Crotty
Title:	Executive Vice President,
General Counsel and Secretary

Date: January 22, 2015

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Notice of Pendency of Settlement of Action, as approved by the Delaware Court of Chancery on January 16, 2015.